SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 18, 1998
                                                 -----------------

                   CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                        0-19363                       13-3221852
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(State or Other                   (Commission                   (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


110 East 59th Street, New York, New York                            10022
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number, including area code (212)906-8480
                                                   -------------


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         (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On December 18, 1998, Cellular Communications International, Inc. (the "Company") commenced a tender offer with concurrent consent solicitations for its Euro 235,000,000 9-1/2% Senior Discount Notes Due 2005. Under the terms of the offer, the Company will purchase the outstanding Notes at a purchase price determined by reference to a fixed spread of 50 basis points over the semi-annual equivalent yield to maturity on the France O.A.T. 6.75% due April 25, 2002 on the second business day preceding the expiration date of the tender offer, of which an amount equal to $15 will constitute a consent payment per Euro 1,000 principal amount of Notes that will be paid only for Notes tendered prior to the termination of the consent solicitation.

     The consent solicitation will expire at 12:00 midnight, New York City time, on January 5, 1999 and the tender offer will expire at 12:00 midnight, New York City time, on January 20, 1999. Holders who tender their securities in the tender offer will be deemed to have submitted consents in the consent solicitation. Holders may not deliver consents without tendering their Notes. Holders must tender their Notes prior to 12:00 midnight, New York City time, on January 5, 1999 in order to receive the consent fee. Holders who tender their Notes after such date and before the expiration date of 12:00 midnight, New York City time, on January 20, 1999 will receive the purchase price for their securities, but will not receive the consent fee.

     The tender offer and consent solicitation is conditioned upon, among other things, the consummation of the concurrent tender offer by Kensington Acquisition Sub, Inc., a wholly owned subsidiary of Mannesmann AG and Olivetti, S.p.A., to acquire at least a majority of the outstanding shares of common stock of CCIL (calculated on a fully-diluted basis) upon the terms and subject to the conditions set forth in the related equity tender offer documents. Other terms and conditions of the tender offer and consent solicitation with respect to the Notes are set forth in the Offer to Purchase and Consent Solicitation Statement dated December 18, 1998.


Item 7.  Financial Statements and Exhibits.

         Exhibits

            99       Press Release issued December 18, 1998.

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
                                                 (Registrant)


                                    By: \s\ Richard J. Lubasch
                                    -------------------------------------------
                                    Name:  Richard J. Lubasch
                                    Title: Senior Vice President, Treasurer,
                                             Secretary and General Counsel


Dated: December 18, 1998

                                  EXHIBIT INDEX



Exhibit                                                                   Page

  99    Press Release issued December 18, 1998.